UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 25, 2002

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated November 1, 1999 providing for the issuance of Asset Backed Funding Trust 1999-1, Asset Backed Funding Certificates, Series 1999-1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-02                75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Asset Backed Funding Trust 1999-1, Asset Backed Funding Certificates, Series 1999-1, (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 1999 (the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On September 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on Sepember 25, 2002 as Exhibit 99.1.

ASSET BACKED FUNDING CORPORATION
Asset Backed Funding Certificates, Series 1999-1
------------------------------------------------





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein




     Date: October 1 , 2002        By: /s/ Diane Wallace
                                     -------------------------------------
                                        Diane Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders September 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                               September 25, 2002

                                         ASSET BACKED FUNDING TRUST 1999-1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                  September 25, 2002

                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          ORIGINAL             BEGINNING                                                                                ENDING
              FACE             PRINCIPAL                                                     REALIZED   DEFERRED       PRINCIPAL
CLASS        VALUE              BALANCE          PRINCIPAL      INTEREST          TOTAL      LOSSES     INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A          51,506,000.00            0.00          0.00             0.00            0.00    0.00       0.00                0.00
A1F          47,042,000.00   36,157,279.73  1,184,500.61       228,092.17    1,412,592.78    0.00       0.00       34,972,779.12
A2F           5,939,000.00    1,135,536.26      4,345.00         7,230.53       11,575.53    0.00       0.00        1,131,191.26
M1            9,143,000.00    9,143,000.00          0.00        63,924.81       63,924.81    0.00       0.00        9,143,000.00
M2            6,531,000.00    6,531,000.00          0.00        47,077.63       47,077.63    0.00       0.00        6,531,000.00
B             5,551,000.00    5,551,000.00          0.00        40,013.46       40,013.46    0.00       0.00        5,551,000.00
BB            6,975,000.00    4,658,082.59          0.00         9,051.75        9,051.75    0.00       0.00        4,658,082.59
R                     0.00            0.00          0.00             0.00            0.00    0.00       0.00                0.00
TOTALS      132,687,000.00   63,175,898.58  1,188,845.61       395,390.35    1,584,235.96    0.00       0.00       61,987,052.97

X           130,609,778.33   62,839,838.44          0.00             0.00            0.00    0.00       0.00       61,529,838.92
---------------------------------------------------------------------------------------------------------------------------------

             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                PASS-THROUGH RATES
----------------------------------------------------------------------------------------------        ----------------------------
                    PRIOR                                                         CURRENT                           CURRENT
                    PRINCIPAL                                                     PRINCIPAL                        PASS-THRU
CLASS  CUSIP        FACTOR          PRINCIPAL      INTEREST        TOTAL          FACTOR               CLASS        RATE
----------------------------------------------------------------------------------------------         ---------------------------
A1A     04541NAA5        0.00000000    0.00000000   0.00000000    0.00000000      0.00000000             A1A        2.010000 %
A1F     04541NAB3      768.61697483   25.17963968   4.84869202   30.02833170    743.43733515             A1F        7.570000 %
A2F     04541NAC1      191.19990908    0.73160465   1.21746590    1.94907055    190.46830443             A2F        7.641000 %
M1      04541NAD9    1,000.00000000    0.00000000   6.99166685    6.99166685  1,000.00000000             M1         8.390000 %
M2      04541NAE7    1,000.00000000    0.00000000   7.20833410    7.20833410  1,000.00000000             M2         8.650000 %
B       04541NAF4    1,000.00000000    0.00000000   7.20833363    7.20833363  1,000.00000000             B          8.650000 %
BB      BCC03C2Y4      667.82546093    0.00000000   1.29774194    1.29774194    667.82546093             BB         7.000000 %
TOTALS                 476.12726627    8.95977458   2.97987256   11.93964714    467.16749169
X       BCC03C2Z1      481.12659897    0.00000000   0.00000000    0.00000000    471.09672573             X          0.000000 %
-----------------------------------------------------------------------------------------------        -----------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               ---------------------------------------------------
                                Gouri Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       450 West 33rd Street,, 14th floor,
                            New York, New York 10036
                     Email: Gouri.s.mukherjee@jpmchase.com
               ---------------------------------------------------


Sec. 4.06(iii)     O/C Amount                                                        4,200,868.54
                   Targeted O/C Amount                                               4,897,866.69
                   O/C Deficiency Amount                                               772,883.65
                   O/C Release Amount                                                        0.00
                   Monthly Excess CashFlow Amount                                            0.00
                   Monthly Excess Interest Amount                                       75,885.50
                   Extra Principal Distribution Amount                                  75,885.50

Sec. 4.06(iv)      Servicing Fee                                                        25,181.33
                   PMI Fee                                                              11,279.55

Sec. 4.06(v)       Current Advances                                                          0.00

Sec. 4.06(vi)      Collateral Balance Group 1                                       58,807,919.66
                   Collateral Balance Group 2                                        2,721,919.27

Sec. 4.06(vii)     Group 1 Ending Number of Loans                                           1,057
                   Group 2 Ending Number of Loans                                              14

                   Group 1 Weighted Average Term to Maturity                                  240
                   Group 2 Weighted Average Term to Maturity                                  269

                   Group 1 Weighted Average Mortgage Rate                                  9.93 %
                   Group 2 Weighted Average Mortgage Rate                                  9.30 %



Sec. 4.06(viii)Loans Delinquent
                       Group 1
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                        94             5,541,292.87                  9.42 %
                      2 Month                        25             1,192,994.19                  2.03 %
                      3 Month                       122             7,940,444.17                 13.50 %
                      Total                     241                14,674,731.23                 24.95 %
                       Group 2
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                         1               348,184.40                 12.79 %
                      2 Month                         0                     0.00                  0.00 %
                      3 Month                         2               146,952.68                  5.40 %
                       Total                          3               495,137.08                 18.19 %
                       Group Totals
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                        95             5,889,477.27                  9.57 %
                      2 Month                        25             1,192,994.19                  1.94 %
                      3 Month                       124             8,087,396.85                 13.14 %
                       Total                        244            15,169,868.31                 24.65 %
                      Please Note : Delinquency Numbers include Foreclosure and Bankruptcies

Sec. 4.06(viii)Loans in Foreclosures
                                       Loans in Foreclosure
                   Group 1
                                        Principal
                   Number               Balance                Percentage
                            33            2,144,556.40                  3.65 %
                   Group 2
                                        Principal
                   Number               Balance                Percentage
                             1              124,089.63                  4.56 %
                  Group Totals
                                        Principal
                   Number               Balance                Percentage
                            34            2,268,646.03                  3.69 %

Sec. 4.06(viii)Loans in Bankruptcy
                                          Loans in Bankruptcy

                      Group 1
                                           Principal
                      Number               Balance                Percentage
                               68            4,579,118.01                  7.79 %
                      Group 2
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                               68            4,579,118.01                  7.44 %

Sec. 4.06(ix)Loans in REO
                        Group 1
                                             Principal
                        Number               Balance                Percentage
                                 24            1,198,612.34                  2.04 %
                        Group 2
                                             Principal
                        Number               Balance                Percentage
                                  0                    0.00                  0.00 %
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                                 24            1,198,612.34                  1.95 %



Sec. 4.06(x)               Book Value of REO Loans                                             1,198,612.34

Sec. 4.06(xi)              Principal Prepayments Group 1                                       1,077,851.93
                           Principal Prepayments Group 2                                               0.00

Sec. 4.02(xii)             Prepayment Penalties                                                    9,051.75

Sec. 4.06(xiii)            Realized Losses Incurred in Group 1                                   197,039.42
                           Realized Losses Incurred in Group 2                                         0.00
                           Cumulative Realized Losses Incurred in Group 1                      3,083,189.29
                           Cumulative Realized Losses Incurred in Group 2                         71,465.33

Sec. 4.06(xiv)             Class A-1A Unpaid Realized Loss Amount                                      0.00
                           Class A-1A Applied Realized Loss Amount                                     0.00
                           Class A-1A Applied Realized Loss Amortization Amount                        0.00

                           Class A-1F Unpaid Realized Loss Amount                                      0.00
                           Class A-1F Applied Realized Loss Amount                                     0.00
                           Class A-1F Applied Realized Loss Amortization Amount                        0.00
                           Class A-2F Unpaid Realized Loss Amount                                      0.00
                           Class A-2F Applied Realized Loss Amount                                     0.00
                           Class A-2F Applied Realized Loss Amortization Amount                        0.00

                           Class M1 Unpaid Realized Loss Amount                                        0.00
                           Class M1 Applied Realized Loss Amount                                       0.00
                           Class M1 Applied Realized Loss Amortization Amount                          0.00

                           Class M2 Unpaid Realized Loss Amount                                        0.00
                           Class M2 Applied Realized Loss Amount                                       0.00
                           Class M2 Applied Realized Loss Amortization Amount                          0.00
                           Class B Unpaid Realized Loss Amount                                         0.00
                           Class B Applied Realized Loss Amount                                        0.00
                           Class B Applied Realized Loss Amortization Amount                           0.00

Sec. 4.06(xv)              Class A1-A Interest Carry Forward Amount                                    0.00
                           Class A1-F Interest Carry Forward Amount                                    0.00
                           Class A2-F Interest Carry Forward Amount                                    0.00
                           Class M1 Interest Carry Forward Amount                                      0.00
                           Class M2 Interest Carry Forward Amount                                      0.00

                           Class B Interest Carry Forward Amount                                       0.00

                           Class BB Interest Shortfall                                            18,120.40

Sec. 4.06(xvi)             Prepayment Interest Shortfalls not covered by the Servicer                  0.00
                           Relief Act Shortfall                                                        0.00


Sec. 4.06(xix)             Trustee Fee                                                               916.41
Sec. 4.06                  Special Service Fee Due From Prior Period                             285,000.00
Sec. 4.06                  Current Special Service Fee Due                                        22,200.00
Sec. 4.06                  Total Special Service Fee Due                                         307,200.00
Sec. 4.06                  Total Special Service Fee Paid This Period                                  0.00
Sec. 4.06                  Total Special Service Outstanding at the End of the Period            307,200.00

Sec. 4.06(xx)              Libor Carryover Class A1-A                                                  0.00

Sec. 4.06(xxi)             Ending Overcollateralization Deficiency Amount                        696,998.14
                           Ending Class BB Reserve Fund Balance                                        0.00
                           Class BB Reserve Fund Withdrawl                                             0.00
                           Class X Distributable Amount                                                0.00

Sec. 4.06(xxii)            Current Delinquency Percentage                                         17.0308 %
Sec. 4.06(xxii)            Six Month Rolling Delinquency Percentage                               16.9777 %
Sec. 4.06(xxii)            Has the Trigger Event Occured                                                 NO

